UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2020
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)
(513) 360-4704
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Workhorse Group Inc. (the "Company") held its Annual Meeting on September 21, 2020. For purposes of the Annual Meeting, of the 109,095,528 shares of Common Stock outstanding on July 10, 2020, the record date, 79,034,083 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1)Elect eight directors until such director’s successor is duly elected and qualified, or until the director’s earlier death, resignation or removal. The eight directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	For	Withheld
Raymond J. Chess	25,983,601	1,624,191
Harry DeMott	21,502,131	6,105,661
H. Benjamin Samuels	22,181,388	5,426,404
Gerald B. Budde	21,283,129	6,324,663
Duane Hughes	27,050,900	556,892
Michael Clark	21,083,364	6,524,428
Jacqueline A. Dedo	26,905,028	702,764
Pamela S. Mader	26,913,062	694,730

(2)For purposes of Nasdaq Rules 5635(d), the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Secured Convertible Note issued pursuant to the Securities Purchase Agreement, dated June 30, 2020, by and between the Company and HT Investments MA LLC (the “Note”), and (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note. The proposal, which was described in detail in the Proxy Statement, was voted upon at the Annual Meeting and the number of votes cast with respect to the proposal, resulting in the approval of such proposal, is as set forth below:

For	Against	Abstain
25,964,921	956,410	686,461

(3)Ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. The proposal, which was described in detail in the Proxy Statement, was voted upon at the Annual Meeting and the number of votes cast with respect to the proposal, resulting in the approval of such proposal, is as set forth below:

For	Against	Abstain
77,496,097	860,877	677,109

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: September 24, 2020	By:	/s/ Duane A. Hughes
	Name: Title:	Duane A. Hughes Chief Executive Officer

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